SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 30, 2002


                             MICREL, INCORPORATED
            (Exact Name Of Registrant As Specified In Its Charter)


                                  CALIFORNIA
                (State or Other Jurisdiction of Incorporation)



              0-25236                              94-2526744
      (Commission File Number)        (I.R.S. Employer Identification No.)


                  2180 Fortune Drive, San Jose, CA      95131
             (Address of Principal Executive Offices)   (Zip Code)


                                (408) 944-0800
             (Registrant's Telephone Number, Including Area Code)

Item 4.   Changes In Registrant's Certifying Accountant

Deloitte & Touche LLP ("Deloitte") was previously the principal accountants for Micrel, Incorporated ("Micrel" or the "Company"). On August 30, 2002, the Company notified Deloitte that it would not be retained as independent auditors for the fiscal year 2002. This action followed the Company's extensive evaluation of Deloitte and other firms to audit Micrel's consolidated financial statements for its fiscal year ending December 31, 2002. The Audit Committee has recommended, and the Board of Directors of the Company has approved, the appointment of PricewaterhouseCoopers LLP ("PwC") as the Company's independent auditors for fiscal year 2002.

The audit reports of Deloitte on the consolidated financial statements of Micrel and its subsidiaries as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through June 30, 2002, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Deloitte's satisfaction would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports; and (ii) there were no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K ("Reportable Events"). A letter from Deloitte is attached hereto as Exhibit 16.1.

The Company engaged PwC as its independent auditors for fiscal year 2002 effective September 6, 2002. During the two fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through June 30, 2002, the Company did not consult with PwC regarding the application of accounting principles to any specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements. There were no disagreements or Reportable Events about which the Company consulted with PwC.


Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired

        Not Applicable.

(b)     Pro Forma Financial Information

        Not Applicable.

(c)     Exhibits

        16.1  Deloitte & Touche LLP letter dated September 5, 2002.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MICREL, INCORPORATED


Dated:  September 6, 2002         By:   /s/  Raymond D. Zinn
                                     --------------------------------
                                             Raymond D. Zinn
                                  President and Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------
    16.1                 Letter regarding change in certifying accountant

                                                     Exhibit 16.1

[Deloitte & Touche LLP Letterhead]



September 5, 2002


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549


Dear Sirs/Madams:

We have read Item 4 of Micrel, Incorporated's Form 8-K dated August 30, 2002, and have the following comments:

1. We agree with the statements made in the first and second sentences of the first paragraph and in the second and third paragraphs.

2. We have no basis on which to agree or disagree with the statements made in the third and fourth sentences of the first paragraph and in the fourth paragraph.


Yours truly,


/s/ Deloitte & Touche LLP